Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended March 31, 2025

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	March 31, 2025	December 31, 2024 (1)
Assets
Investments at fair value (amortized cost of $1,556,203 and $1,162,056, respectively)	$1,542,540	$1,164,473
Cash	231,574	17,354
Due from investors	—	24
Receivable due on investments sold	15,364	11,365
Interest receivable	3,589	3,151
Total Assets	$1,793,067	$1,196,367
Liabilities
Debt (net of unamortized debt issuance costs of $5,444 and $1,572, respectively)	$1,123,081	$750,610
Payable for investments purchased	222,106	85,750
Interest payable	4,236	4,190
Distribution payable	9,974	6,451
Accrued expenses and other liabilities	871	555
Total Liabilities	1,360,268	847,556
Commitments and contingencies
Members’ Equity
Total Members’ Equity - Class A	432,799	348,811
Total Members’ Equity - Class B	—	—
Total Members' Equity	432,799	348,811
Total Liabilities and Members’ Equity	$1,793,067	$1,196,367

(1) The Company’s date of inception was May 6, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

For the Three Months Ended March 31, 2025
Investment Income
Interest income	$23,696
Total investment income	23,696
Operating Expenses
Interest expense	13,049
Professional fees	610
Total Operating Expenses	13,659
Net Investment Income	$10,037
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	(16,080)
Net realized gain (loss) on investments	(23)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(16,103)
Net Decrease in Members' Equity Resulting from Operations	$(6,066)
Total Net Decrease in Members’ Equity Resulting from Operations - Class A	$(6,066)

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	$998	$998	$991
							998	991	0.2%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	—%	09/2031	4,788	4,778	4,620
American Airlines, Inc.(6)	First lien senior secured loan	SR +	1.75%	—%	01/2027	995	991	985
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	02/2028	1,000	997	981
Arcline FM Holdings LLC(6)(8)	First lien senior secured loan	SR +	3.50%	—%	06/2030	5,890	5,873	5,845
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	1.75%	—%	06/2030	10,901	10,893	10,887
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	10/2030	23,880	23,881	23,675
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	07/2031	997	997	991
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.00%	—%	10/2031	10,474	10,465	10,437
Kaman Corporation(6)	First lien senior secured loan	SR +	2.75%	—%	02/2032	10,941	10,928	10,786
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	—%	01/2031	997	1,001	994
Signia Aerospace LLC(6)	First lien senior secured loan	SR +	3.00%	—%	12/2031	7,385	7,370	7,329
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	08/2028	499	499	498
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	01/2032	9,950	9,929	9,891
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	—%	02/2031	997	998	994
							89,600	88,913	20.5%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	—%	10/2031	7,960	7,943	7,935
Holley Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	11/2028	3,202	3,143	3,067
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	05/2028	2,867	2,867	2,845
Mister Car Wash Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	03/2031	732	732	728
VALVOLINE INC(6)	First lien senior secured loan	SR +	2.00%	—%	03/2032	3,419	3,402	3,415
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	2.50%	—%	01/2031	4,825	4,825	4,748
							22,912	22,738	5.3%
Buildings and real estate
American Residential Services, LLC(6)	First lien senior secured loan	SR +	3.25%	—%	02/2032	4,942	4,934	4,918
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	—%	08/2031	2,993	2,993	2,985
Beacon Roofing Supply Inc(5)	First lien senior secured loan	SR +	2.00%	—%	05/2028	1,995	2,005	1,992
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	11/2031	1,995	1,991	1,981
CPG International LLC(5)(8)	First lien senior secured loan	SR +	2.00%	—%	09/2031	1,995	1,991	1,995
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	01/2030	487	488	486
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(7)	First lien senior secured loan	SR +	2.50%	—%	05/2030	499	497	493
Hunter Douglas Inc(6)	First lien senior secured loan	SR +	3.25%	—%	01/2032	2,273	2,263	2,166
Knife River Corporation(6)	First lien senior secured loan	SR +	2.00%	—%	02/2032	1,337	1,334	1,332
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	—%	03/2031	499	491	489
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	—%	10/2028	31,361	31,127	29,714
QUIKRETE Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	03/2029	499	495	493
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	02/2032	7,442	7,428	7,351
							58,037	56,395	13.1%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	15,000	15,000	14,721
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.00%	—%	04/2029	2,500	2,507	2,470
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	SR +	2.00%	—%	01/2032	765	765	763
CE Intermediate I, LLC (dba Clubessential)(5)(8)	First lien senior secured loan	SR +	3.00%	—%	02/2032	4,878	4,881	4,878

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	—%	09/2028	16,448	16,477	16,416
CoolSys, Inc.(7)	First lien senior secured loan	SR +	4.75%	—%	08/2028	14,923	14,722	13,431
IDEMIA Group SAS(6)	First lien senior secured loan	SR +	4.25%	—%	09/2028	1,995	2,011	2,003
IGT Holding IV AB (dba IFS)(5)(8)	First lien senior secured loan	SR +	3.50%	—%	04/2032	1,290	1,287	1,287
Kaseya Inc.(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	7,349	7,312	7,312
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	08/2029	249	250	249
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	SR +	3.50%	—%	01/2032	14,000	13,934	13,976
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	—%	10/2031	5,000	4,980	4,975
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	3.50%	—%	03/2031	9,562	9,563	9,539
Tecta America Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	02/2032	9,588	9,565	9,506
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	—%	06/2031	9,950	9,950	9,950
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	03/2028	2,053	2,059	2,055
							115,263	113,531	26.3%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	—%	11/2027	17,467	17,475	16,943
Avient Corporation(6)	First lien senior secured loan	SR +	1.75%	—%	08/2029	4,000	4,022	3,998
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	SR +	1.75%	—%	12/2029	998	1,001	996
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	SR +	3.00%	—%	11/2030	9,900	9,900	9,816
Entegris, Inc.(6)	First lien senior secured loan	SR +	1.75%	—%	07/2029	1,000	1,003	998
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	—%	02/2030	3,990	3,910	3,826
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	—%	04/2028	3,971	3,991	3,956
Potters(6)	First lien senior secured loan	SR +	3.00%	—%	12/2027	3,491	3,494	3,489
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	2.75%	—%	08/2030	1,995	1,991	1,972
							46,787	45,994	10.6%
Consumer products
ASGN Incorporated(5)	First lien senior secured loan	SR +	1.75%	—%	08/2030	499	504	502
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	SR +	3.25%	—%	04/2031	997	1,004	997
Flexera(6)	First lien senior secured loan	SR +	3.00%	—%	03/2028	1,995	2,012	1,983
Novelis Inc(6)	First lien senior secured loan	SR +	2.00%	—%	02/2032	6,144	6,144	6,137
							9,664	9,619	2.2%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	07/2029	997	1,002	996
Berlin Packaging(5)	First lien senior secured loan	SR +	3.50%	—%	06/2031	3,491	3,504	3,477
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2030	748	750	747
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	14,269	14,161	14,161
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	—%	09/2028	997	999	990
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	08/2028	12,282	12,312	12,255
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	04/2031	1,992	1,997	1,993
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	03/2028	15,959	15,926	15,801
							50,651	50,420	11.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.00%	—%	07/2028	750	746	742
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.25%	—%	12/2030	17,955	17,955	17,678
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	SR +	3.00%	—%	07/2031	23,880	23,880	23,761
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	—%	01/2031	9,925	9,823	8,999
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	—%	10/2031	12,000	11,944	11,970
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	10/2029	6,983	6,957	6,758
							71,305	69,908	16.3%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	—%	10/2029	12,947	12,947	12,912
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	—%	04/2030	2,992	2,938	2,932
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	—%	10/2030	19,750	19,904	19,697
							35,789	35,541	8.3%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	05/2029	3,000	3,017	3,001
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	01/2031	4,075	4,075	4,035
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	—%	07/2030	3,000	2,987	2,990
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	—%	01/2031	1,500	1,499	1,494
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	—%	02/2032	4,000	3,987	3,985
Fleet U.S. Bidco Inc.(6)(8)	First lien senior secured loan	SR +	2.75%	—%	02/2031	8,460	8,462	8,439
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	01/2028	4,390	4,420	4,395
							28,447	28,339	6.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	—%	11/2030	1,048	1,046	1,046
Ascensus Holdings, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	08/2028	4,016	4,021	3,983
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)	First lien senior secured loan	SR +	3.50%	—%	11/2031	8,000	7,963	7,969
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.00%	—%	01/2031	1,000	996	992
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	SR +	3.50%	—%	05/2031	1,393	1,403	1,394
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	—%	10/2031	7,253	7,253	7,241
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	—%	04/2028	1,995	2,006	1,997
Citrin Cooperman Advisors LLC(5)	First lien senior secured loan	SR +	3.00%	—%	03/2032	5,376	5,349	5,331
Cohnreznick Advisory LLC(5)(8)	First lien senior secured loan	SR +	4.00%	—%	03/2032	3,449	3,432	3,432
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	—%	04/2027	2,992	2,914	2,833
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	09/2031	11,045	11,038	10,928
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	2.75%	—%	06/2031	3,973	3,973	3,949
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	11/2031	5,985	5,972	5,961
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	—%	04/2030	997	1,001	997
Jane Street Group, LLC(6)	First lien senior secured loan	SR +	2.00%	—%	12/2031	6,860	6,842	6,774
Janus International Group, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	08/2030	3,357	3,366	3,340
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	08/2028	1,990	1,990	1,982
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.00%	—%	07/2031	997	997	990
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	—%	09/2030	6,419	6,376	6,411
Pushpay USA Inc(6)(8)	First lien senior secured loan	SR +	4.00%	—%	08/2031	5,843	5,844	5,843
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	—%	07/2028	15,880	15,931	15,880
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	2.75%	—%	05/2028	2,993	2,989	2,968
							102,702	102,241	23.7%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	—%	09/2030	997	994	986
Aramark Services, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	06/2030	6,140	6,140	6,130
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	—%	12/2030	4,229	4,213	4,229
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	—%	09/2028	24,188	24,257	24,127
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	—%	02/2031	7,891	7,891	7,827
FRONERI US INC(6)	First lien senior secured loan	SR +	2.00%	—%	09/2031	4,000	3,991	3,970
IRB Holding Corporation(5)	First lien senior secured loan	SR +	2.50%	—%	12/2027	998	997	991
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	SR +	3.25%	—%	07/2029	2,494	2,499	2,488
Red SPV, LLC(5)(8)	First lien senior secured loan	SR +	2.25%	—%	03/2032	9,524	9,476	9,452
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	SR +	3.25%	—%	02/2032	2,515	2,510	2,512
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.00%	—%	03/2027	3,778	3,812	3,789

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	01/2032	2,550	2,550	2,541
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	—%	08/2028	748	749	744
							70,079	69,786	16.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	—%	05/2030	997	967	938
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	SR +	3.25%	—%	04/2031	997	997	992
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.25%	—%	02/2029	9,788	9,851	9,763
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	—%	07/2029	997	1,002	994
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	—%	10/2028	20,099	20,099	20,053
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	09/2026	1,000	1,003	998
Zest Acquisition Corp.(6)	First lien senior secured loan	SR +	5.25%	—%	02/2028	997	1,005	999
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	—%	06/2031	19,900	19,900	19,767
							54,824	54,504	12.5%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	—%	09/2028	3,240	3,241	3,234
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	SR +	3.00%	—%	12/2028	3,725	3,707	3,715
Concentra(5)(8)	First lien senior secured loan	SR +	2.00%	—%	07/2031	1,000	1,005	998
Confluent Health, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	—%	11/2028	23,601	23,231	22,185
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	—%	10/2029	16,025	15,330	15,374
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	SR +	2.75%	—%	11/2028	2,000	2,000	1,995
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	—%	09/2031	5,985	5,902	5,670
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	SR +	4.25%	—%	08/2028	500	483	479
LSCS Holdings, Inc.(6)	First lien senior secured loan	SR +	4.50%	—%	02/2032	12,996	12,931	12,956
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	03/2031	3,409	3,392	3,385
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	—%	02/2031	748	748	745
Phoenix Newco, Inc. (dba Parexel)(5)(8)	First lien senior secured loan	SR +	2.50%	—%	11/2028	23,878	23,874	23,811
Radnet Management, Inc.(6)	First lien senior secured loan	SR +	2.25%	—%	04/2031	1,002	1,006	999
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	—%	12/2031	3,990	3,987	3,980
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	SR +	3.75%	—%	07/2031	9,975	10,051	9,764
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	SR +	3.00%	—%	02/2032	7,495	7,460	7,412
							118,348	116,702	27.0%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	02/2029	12,397	12,392	12,222
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	—%	05/2028	19,651	19,651	19,700
Certara(6)(8)	First lien senior secured loan	SR +	3.00%	—%	06/2031	499	501	497
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	03/2032	4,463	4,418	4,357
Cotiviti, Inc.(5)(8)	First lien senior secured loan	SR +	2.75%	—%	05/2031	12,683	12,648	12,398
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	—%	08/2029	4,962	4,983	4,954
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	—%	12/2027	18,456	18,554	18,430
IQVIA, Inc.(6)	First lien senior secured loan	SR +	1.75%	—%	01/2031	998	1,000	997
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	—%	11/2031	3,990	3,977	3,977
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	—%	03/2028	17,930	17,905	17,858
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	SR +	3.25%	—%	11/2031	11,200	11,151	11,056
Southern Veterinary Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	—%	12/2031	20,000	19,913	19,932
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	11/2031	15,960	15,890	15,906
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	SR +	2.25%	—%	10/2029	249	249	248
							143,232	142,532	33.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	—%	06/2030	1,995	2,005	1,995
							2,005	1,995	0.5%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR +	5.50%	—%	08/2029	1,995	2,002	1,973
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	10/2030	6,454	6,456	6,452
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	SR +	3.00%	—%	02/2031	748	749	746
							9,207	9,171	2.2%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	07/2031	7,980	7,969	7,960
GFL Environmental Services Inc.(6)	First lien senior secured loan	SR +	2.50%	—%	03/2032	4,955	4,955	4,900
							12,924	12,860	2.9%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	—%	11/2030	8,946	8,946	8,875
AmWINS Group, Inc.(5)	First lien senior secured loan	SR +	2.25%	—%	01/2032	12,098	12,087	11,992
Ardonagh Midco 3 PLC(7)	First lien senior secured loan	SR +	2.75%	—%	02/2031	15,000	14,999	14,795
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	—%	02/2031	12,885	12,914	12,891
Asurion, LLC(5)	First lien senior secured loan	SR +	4.25%	—%	08/2028	7,772	7,746	7,692
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	06/2031	6,312	6,312	6,252
Hub International(6)	First lien senior secured loan	SR +	2.50%	—%	06/2030	4,096	4,096	4,076
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	—%	04/2030	19,600	19,687	19,571
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	—%	02/2031	4,950	4,950	4,910
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2028	997	999	991
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	06/2031	9,950	9,903	9,822
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	—%	09/2031	249	250	248
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	SR +	3.75%	—%	10/2031	2,000	1,991	2,000
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	—%	09/2030	1,332	1,332	1,318
							106,212	105,433	24.4%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	02/2031	3,292	3,301	3,289
Avalara, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	03/2032	7,362	7,325	7,327
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	—%	03/2031	4,988	4,988	4,934
Clover Holdings 2, LLC (dba Cohesity)(6)	First lien senior secured loan	SR +	4.00%	—%	12/2031	17,143	16,985	16,929
Dayforce Inc(6)(8)	First lien senior secured loan	SR +	2.50%	—%	03/2031	1,995	1,996	1,985
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	2.75%	—%	12/2029	8,324	8,324	8,224
Epicor(5)	First lien senior secured loan	SR +	2.75%	—%	05/2031	748	751	746
Gen Digital Inc(6)	First lien senior secured loan	SR +	1.75%	—%	02/2032	3,324	3,308	3,289
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	SR +	2.50%	—%	01/2032	7,697	7,681	7,606
Informatica LLC(5)	First lien senior secured loan	SR +	3.25%	—%	10/2028	499	499	498
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	SR +	3.25%	—%	10/2031	3,001	2,994	2,982
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	—%	03/2029	4,277	4,256	4,075
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	—%	11/2028	1,995	2,008	1,998
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	—%	10/2030	7,107	7,089	7,087
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	—%	08/2028	13,865	13,862	13,808
Quartz Acquireco, LLC (dba Qualtrics)(5)(8)	First lien senior secured loan	SR +	2.25%	—%	06/2030	499	497	495
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	—%	07/2031	14,925	14,953	14,870
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	—%	05/2028	1,995	1,995	1,960
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	—%	03/2027	10,971	10,966	10,964
SS&C(5)	First lien senior secured loan	SR +	2.00%	—%	05/2031	1,957	1,961	1,955
Starlight Parent, LLC (dba SolarWinds)(5)	First lien senior secured loan	SR +	4.00%	—%	03/2032	10,097	9,794	9,788
Storable, Inc.(5)	First lien senior secured loan	SR +	3.25%	—%	04/2031	14,885	14,885	14,787

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	—%	01/2029	7,960	7,960	7,938
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	—%	11/2028	5,974	5,988	5,984
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.00%	—%	11/2030	7,980	7,980	7,926
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	—%	03/2027	499	499	497
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	—%	02/2029	2,390	2,400	2,384
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	—%	04/2031	5,960	5,960	5,953
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	3.75%	—%	03/2031	499	502	499
							171,707	170,777	39.6%
Investment funds and vehicles
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	—%	02/2030	249	250	249
							250	249	0.1%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	—%	09/2031	1,000	1,003	997
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	2.50%	—%	07/2031	748	747	744
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	—%	08/2031	3,000	2,958	2,996
WMG Acquisition Corp(6)	First lien senior secured loan	SR +	1.75%	—%	01/2031	1,000	1,002	996
							5,710	5,733	1.3%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	SR +	2.75%	—%	08/2031	8,500	8,502	8,464
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	—%	02/2029	997	993	983
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	—%	11/2028	5,972	5,972	5,911
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	SR +	2.50%	—%	05/2028	989	991	986
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	—%	10/2031	2,591	2,579	2,581
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	10/2030	5,970	5,970	5,950
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	—%	05/2028	23,877	23,998	23,862
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.00%	—%	10/2028	1,000	1,005	998
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	—%	11/2029	997	994	987
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	—%	12/2027	14,538	14,528	14,538
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	SR +	4.00%	—%	01/2032	14,000	13,930	13,440
Legence Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	—%	12/2028	6,693	6,693	6,626
Madison IAQ, LLC(6)	First lien senior secured loan	SR +	2.50%	—%	06/2028	250	247	247
Madison IAQ, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	—%	03/2032	7,752	7,675	7,675
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	2.75%	—%	09/2031	2,490	2,490	2,485
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	2.75%	—%	08/2028	15,960	15,960	15,907
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	—%	01/2031	997	1,000	998
Watlow Electric Manufacturing Company(5)	First lien senior secured loan	SR +	3.00%	—%	03/2028	1,994	2,002	1,991
							115,529	114,629	26.6%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	07/2030	1,000	981	933
Opal US LLC(5)(8)	First lien senior secured loan	SR +	3.50%	—%	03/2032	15,976	15,896	15,896
							16,877	16,829	3.9%
Professional Services
AlixPartners, LLP(5)	First lien senior secured loan	SR +	2.50%	—%	02/2028	499	500	498
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	3.50%	—%	02/2032	23,938	23,937	23,833
API GROUP DE INC(5)	First lien senior secured loan	SR +	1.75%	—%	01/2029	3,840	3,840	3,825
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	2.75%	—%	08/2030	499	502	494
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	—%	01/2031	2,000	2,007	1,972
Clearwater Analytics, LLC(6)(8)	First lien senior secured loan	SR +	2.25%	—%	02/2032	4,119	4,119	4,099
Corporation Service Company(5)	First lien senior secured loan	SR +	2.00%	—%	11/2029	5,604	5,604	5,569
Element Materials Technology(6)	First lien senior secured loan	SR +	3.75%	—%	06/2029	997	1,002	994

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	—%	10/2031	3,990	3,972	3,962
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	—%	03/2030	499	502	489
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	05/2028	7,015	7,015	6,957
Vistage International, Inc.(6)	First lien senior secured loan	SR +	3.75%	—%	07/2029	9,873	9,873	9,849
							62,873	62,541	14.4%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	—%	12/2031	7,980	7,962	7,948
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	3.00%	—%	11/2027	4,215	4,217	4,196
							12,179	12,144	2.8%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.00%	—%	04/2030	7,980	7,979	7,962
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	—%	11/2028	1,995	1,975	1,955
Genesee & Wyoming Inc.(6)	First lien senior secured loan	SR +	1.75%	—%	04/2031	499	496	494
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	2.50%	—%	09/2031	8,045	8,026	7,978
NA Rail Hold Co. LLC(6)	First lien senior secured loan	SR +	3.00%	—%	02/2032	3,636	3,627	3,636
							22,103	22,025	5.0%

Total Misc.-debt commitments(10)							(11)	—	—%

Total Debt Investments							1,556,203	1,542,540	357.0%
Total Investments							1,556,203	1,542,540	357.0%

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2025 was 4.32%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2025 was 4.29%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2025 was 4.19%
(8) Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2025
(Amounts in thousands)

Unfunded Commitments as of March 31, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value

Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	05/2026	$—	$103	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	03/2027	—	347	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	12/2025	—	249	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	798	—
Delta 2 Lux Sarl	First lien senior secured delayed draw term loan	07/2025	—	500	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	07/2026	—	217	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	—	1,032	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	800	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	237	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	615	—
Total Portfolio Company Commitments			$—	$4,898	$—

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Aerospace and defense
Amentum Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,000	$5,986	$5,975	1.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	1.75%	06/2030	10,928	10,916	10,916	3.1%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	23,940	23,940	24,048	6.9%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	10,500	10,487	10,540	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	7,385	7,366	7,366	2.1%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	9,975	9,951	9,991	2.9%
						68,646	68,836	19.7%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	7,980	7,960	8,045	2.3%
Holley Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	3,211	3,148	3,140	0.9%
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	SR +	3.50%	05/2028	2,867	2,878	2,883	0.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	4,883	4,895	4,898	1.4%
						18,881	18,966	5.4%
Buildings and real estate
Arcosa Inc(5)	First lien senior secured loan	SR +	2.25%	08/2031	3,000	3,000	3,021	0.9%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	2,000	1,995	2,006	0.6%
The Azek Group LLC(5)(8)	First lien senior secured loan	SR +	2.00%	09/2031	1,995	1,990	2,000	0.6%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	31,440	31,144	30,104	8.6%
						38,129	37,131	10.7%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	15,000	14,990	15,111	4.3%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	16,490	16,521	16,573	4.8%
CoolSys, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	08/2028	14,961	14,742	14,550	4.2%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	1,995	1,990	2,008	0.6%
Nvent Electric Public Limited Company(6)	First lien senior secured loan	SR +	3.50%	09/2031	14,000	13,930	14,136	4.1%
Plano HoldCo, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	4,500	4,478	4,534	1.3%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,154	10,174	10,204	2.9%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	9,975	9,975	10,050	2.9%
						86,800	87,166	25.1%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	17,512	17,523	17,512	5.0%
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,925	9,925	9,950	2.9%
						27,448	27,462	7.9%
Containers and packaging
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	12,313	12,345	12,332	3.5%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	997	997	1,004	0.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,959	15,919	15,933	4.6%
						29,261	29,269	8.4%
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	18,000	18,000	18,076	5.2%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	23,940	23,940	23,940	6.9%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	9,950	9,842	9,780	2.8%
Paint Intermediate III, LLC(6)	First lien senior secured loan	SR +	3.00%	09/2031	12,000	11,942	12,046	3.5%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	7,000	6,971	7,006	2.0%
						70,695	70,848	20.4%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	12,947	12,947	13,022	3.7%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	19,800	19,954	19,899	5.7%
						32,901	32,921	9.4%
Energy equipment and services
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,086	4,086	4,085	1.2%
Calpine Construction Finance Company, L.P.(5)	First lien senior secured loan	SR +	2.00%	07/2030	3,000	2,985	2,991	0.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	4,000	3,985	3,983	1.1%
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	SR +	2.75%	02/2031	7,481	7,481	7,519	2.2%
						18,537	18,578	5.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	1,048	1,046	1,049	0.3%
BCPE Pequod Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2031	8,000	7,960	8,058	2.3%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	7,271	7,271	7,288	2.1%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	7,224	7,206	7,285	2.1%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	1,783	1,783	1,781	0.5%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	6,000	5,985	6,015	1.7%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	3,990	3,980	3,972	1.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,995	1,995	1,995	0.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,435	6,389	6,489	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	4,286	4,244	4,307	1.2%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	15,920	15,972	16,020	4.6%
						63,831	64,259	18.4%
Food and beverage
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	3,990	3,970	4,020	1.2%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	24,250	24,321	24,286	7.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	11,940	11,940	11,938	3.4%
Froneri International Ltd(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,000	3,990	4,001	1.1%
						44,221	44,245	12.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,812	9,877	9,850	2.8%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	22,149	22,149	22,209	6.4%
Packaging Coordinators Midco, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2027	4,862	4,879	4,879	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	19,950	19,950	20,056	5.7%
						56,855	56,994	16.3%
Healthcare providers and services
CHG Healthcare Services, Inc(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,248	2,248	2,264	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	2,984	2,963	2,998	0.9%
Confluent Health, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	11/2028	24,329	23,917	23,660	6.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	14,738	14,050	14,139	4.1%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	2,000	2,000	2,006	0.6%
HAH Group Holding Company LLC(5)	First lien senior secured loan	SR +	5.00%	09/2031	6,000	5,912	5,993	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	23,937	23,961	24,076	6.9%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	4,000	3,995	4,008	1.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	10,000	10,079	9,900	2.8%
						89,125	89,044	25.5%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	12,397	12,378	12,410	3.6%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	19,701	19,701	19,848	5.7%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	9,925	9,925	9,969	2.9%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	4,975	4,996	5,007	1.4%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2027	19,502	19,612	19,600	5.6%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	4,000	3,990	4,020	1.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	19,975	19,937	20,045	5.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	11/2031	11,200	11,145	11,218	3.2%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	20,000	19,904	20,120	5.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	11/2031	16,000	15,922	16,040	4.6%
						137,510	138,277	39.7%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Human resource support services
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	5,970	5,970	6,037	1.7%
						5,970	6,037	1.7%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	6,000	5,971	6,038	1.7%
						5,971	6,038	1.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,531	9,531	9,529	2.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	15,000	15,072	15,075	4.3%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	12,917	12,946	12,934	3.7%
Asurion, LLC(5)	First lien senior secured loan	SR +	4.25%	08/2028	7,791	7,761	7,791	2.2%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,328	6,328	6,344	1.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	19,650	19,741	19,768	5.7%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	4,963	4,963	4,991	1.4%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	9,975	9,923	9,967	2.9%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,000	1,990	1,990	0.6%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	1,335	1,335	1,332	0.4%
						89,590	89,721	25.7%
Internet software and services
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	5,000	5,000	5,011	1.4%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2031	17,143	16,973	16,971	4.9%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	3,000	2,993	3,021	0.9%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	3,288	3,288	3,287	0.9%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	7,125	7,107	7,166	2.1%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	9,900	9,934	9,940	2.8%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	14,963	14,991	15,037	4.3%
Sophos Holdings, LLC(6)	First lien senior secured loan	SR +	3.50%	03/2027	10,000	9,988	10,055	2.9%
Storable, Inc.(5)	First lien senior secured loan	SR +	3.50%	04/2028	14,885	14,919	14,973	4.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	7,980	7,980	7,981	2.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,990	3,990	4,000	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	7,980	7,940	7,998	2.3%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	5,975	5,975	6,013	1.7%
						111,078	111,453	31.9%
Leisure and entertainment
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	3,000	2,956	3,019	0.9%
						2,956	3,019	0.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	7,500	7,464	7,541	2.2%
Chariot Buyer LLC(5)	First lien senior secured loan	SR +	3.25%	11/2028	2,487	2,481	2,499	0.7%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2031	2,591	2,578	2,604	0.7%
DXP Enterprises, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2030	5,985	5,985	6,047	1.7%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	23,938	24,064	24,072	6.9%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	14,575	14,559	14,575	4.2%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	15,960	16,044	16,077	4.6%
						73,175	73,415	21.0%
Professional services
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	23,938	24,026	24,139	6.9%
First Advantage Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,000	3,980	4,039	1.2%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,062	11,062	11,090	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	23,471	23,547	23,612	6.8%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,899	9,921	9,893	2.8%
						72,536	72,773	20.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,000	7,980	7,977	2.3%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	1,995	1,990	1,996	0.6%
						9,970	9,973	2.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	8,000	7,976	8,048	2.3%
						7,976	8,048	2.3%

Total Misc.-debt commitments(10)					—	(6)	—	—%

Total Debt Investments						$1,162,056	$1,164,473	333.8%
Total Investments						$1,162,056	$1,164,473	333.8%

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8) Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of December 31, 2024:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value

Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/10/2026	$—	$776	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/10/2026	—	217	—
Raven Acquisition Holdings, LLC	First lien senior secured delayed draw term loan	10/24/2026	—	800	—
Signia Aerospace, LLC	First lien senior secured delayed draw term loan	11/22/2026	—	615	—
Total Portfolio Company Commitments			—	$2,408	—

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp., and Blue Owl Technology Income Corp. (the “Blue Owl BDCs”) and State Teachers Retirement System of Ohio (“OSTRS”) (collectively, the “Class A Members”). Credit SLF has no Class B Members as of March 31, 2025. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024 and the Company made its first portfolio company investment on July 23, 2024.
Prior to January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) was a Class A Member. On January 13, 2025, OBDE merged with and into Blue Owl Capital Corporation (“OBDC”) with OBDC surviving (the “OBDE Merger”). At the effective time of the OBDE Merger, OBDE’s commitments to and interests in the Company became OBDC’s. Prior to March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”) was a Class A Member. On March 24, 2025, OTF II merged with and into Blue Owl Technology Finance Corp. (“OTF”) with OTF surviving (the “OTF II Merger”). At the effective time of the OTF II Merger, OTF II’s commitments to and interest in the Company became OTF’s. As a result of the mergers, OBDC assumed OBDE’s portion of commitment and contribution to the Company of approximately $6.3 million and $2.4 million, and OTF assumed OTF II’s commitment and contribution to the Company of approximately $2.5 million and $1.2 million respectively.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of March 31, 2025 and December 31, 2024, respectively:

	March 31, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,556,203	$1,542,540	$1,162,056	$1,164,473
Total Investments	$1,556,203	$1,542,540	$1,162,056	$1,164,473

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of March 31, 2025 and December 31, 2024, respectively:

	March 31, 2025	December 31, 2024
Advertising and media	0.1%	—%
Aerospace and defense	5.8	5.9
Automotive services	1.5	1.6
Buildings and real estate	3.7	3.2
Business services	7.4	7.5
Chemicals	3.0	2.4
Consumer products	0.6	—
Containers and packaging	3.3	2.5
Distribution	4.5	6.1
Education	2.3	2.8
Energy equipment and services	1.8	1.6
Financial services	6.6	5.5
Food and beverage	4.5	3.8
Healthcare equipment and services	3.5	4.9
Healthcare providers and services	7.6	7.6
Healthcare technology	9.2	11.9
Household products	0.1	—
Human resource support services	0.6	0.5
Infrastructure and environmental services	0.8	0.5
Insurance	6.8	7.7
Internet software and services	11.1	9.6
Investment funds and vehicles	—	—
Leisure and entertainment	0.4	0.3
Manufacturing	7.4	6.3
Pharmaceuticals	1.1	—
Professional Services	4.1	6.2
Telecommunications	0.8	0.9
Transportation	1.4	0.7
Total	100.0%	100.0%

The table below presents the geographic composition of investments based on fair value as of March 31, 2025 and December 31, 2024, respectively:

	March 31, 2025	December 31, 2024
United States:
Midwest	22.0%	22.4%
Northeast	20.0	21.5
South	31.0	29.3
West	14.7	17.1
International	12.3	9.7
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Investments
The table below presents the fair value hierarchy of investments as of March 31, 2025 and December 31, 2024 respectively:

	Fair Value Hierarchy as of March 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,305,670	$236,870	$1,542,540
Total Investments	$—	$1,305,670	$236,870	$1,542,540

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,027,652	$136,821	$1,164,473
Total Investments	$—	$1,027,652	$136,821	$1,164,473

Debt Activity

Bank of America Facility
On June 12, 2024, BOC SLF WH I BA LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. The Company holds preference shares in BOC SLF WH I BA LTD. Proceeds from the Bank of America Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the Wise CLO 2025-1 CLO Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and BOC SLF WH I BA LTD. was released from the Bank of America Facility.
On January 22, 2025, BOC SLF BA-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in BOC SLF BA-2 LTD.. On January 22, 2025, in connection with Wise CLO 2025-1 Transaction, certain of the assets held by BOC SLF WH I BA LTD. were transferred via a master participation agreement to BOC SLF BA-2 Ltd. As of March 31, 2025, there was $15.8 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.2 million of unused commitment fee as of March 31, 2025.
RBC Facility
On June 5, 2024, BOC SLF WH II RB LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. The Company holds preference shares in BOC SLF WH II RB LTD. Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032. As of March 31, 2025, there was $227.5 million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.
Citibank Facility
On June 28, 2024, BOC SLF WH III C LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender and administrative agent. The commitment of the Citibank Facility is up to $300.0 million and was $215.0 million as of December 31, 2024. As of March 31, 2025, the commitment is $235.0 million. The Company acts as the collateral manager and the first loss

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
provider with respect to the Citibank Facility. The Company holds preference shares in BOC SLF WH III C LTD. Proceeds from the Citibank Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. As of March 31, 2025, there was $227.5 million outstanding under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period, SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, BOC SLF WH 4 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility (the “Wells Fargo Facility”) with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent, following the release of the prior borrower, ORCIC JV WH III LLC, a Delaware limited liability company, from the Wells Fargo Facility on July 11, 2024. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WH 4 LTD. Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the Wise CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding borrowings under the Wells Fargo Facility and BOC SLF WH 4 LTD. was released from the Wells Fargo Facility.
On March 12, 2025, BOC SLF WF-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WF-2 LTD.. On March 19, 2025, in connection with the Wise CLO 2025-2 Transaction, certain of the assets held by BOC SLF WH 4 LTD. were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of March 31, 2025, there was $18.6 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. Credit SLF also pays unused commitment fees at 0.375% of unused facility amount after six-month anniversary of the most recent securitization.
Wise CLO 2025-1
On June 12, 2024, BOC SLF WH I BA LTD. was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, BOC SLF WH I BA LTD. changed its name to Wise CLO 2025-1 LTD. The renaming was undertaken in order for BOC SLF WH I BA LTD. (now Wise CLO 2025-1 LTD.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2025-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2025-1 Transaction. On March 6, 2025, Wise CLO 2025-1 LTD., as issuer, and Wise CLO 2025-1, LLC, as co-issuer closed the Wise CLO 2025-1 Transaction and issued $240.0 million of Class A Notes, $42.0 million of Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among Wise CLO 2025-1 LTD., as issuer, Wise CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
Wise CLO 2025-2
On April 15, 2025, BOC SLF WH 4 LTD. was incorporated as a company under the laws of the Cayman Islands. On February 7, 2025, BOC SLF WH 4 LTD. changed its name to Wise CLO 2025-2 LTD. The renaming was undertaken in order for BOC SLF WH 4 LTD. (now Wise CLO 2025-2 LTD.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2025-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2025-2 Transaction. On March 31, 2025, Wise CLO 2025-2 LTD., as issuer, and Wise CLO 2025-2, LLC, as co-issuer, closed the Wise CLO 2025-2 Transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among Wise CLO 2025-2 LTD., as issuer, Wise CLO 2025-2, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-2 Transaction have a stated maturity of April 20, 2028.
Financial Instruments Not Carried at Fair Value
The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of March 31, 2025, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

The table below presents the net carrying value of the Company’s debt obligations as of March 31, 2025 and December 31, 2024 respectively:

	March 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,127	$317,873
WISE CLO 2025-2 LTD.(3)	320,000	319,160	—	1,875	317,285
Bank of America Facility	300,000	15,779	80,150	403	$15,376
RBC Facility	300,000	227,510	72,490	360	227,150
Citibank Facility(2)	235,000	227,510	7,490	310	227,200
Wells Fargo Facility	300,000	18,566	73,177	369	18,197
Total Debt	$1,775,000	$1,128,525	$233,307	$5,444	$1,123,081

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Bank of America Facility	$300,000	$194,919	$28,016	$448	$194,471
RBC Facility	300,000	194,870	28,065	371	194,499
Citibank Facility(2)	215,000	194,401	20,599	344	194,057
Wells Fargo Facility	300,000	167,992	31,513	409	167,583
Total Debt	$1,115,000	$752,182	$108,193	$1,572	$750,610

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2) The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024 and $235.0 million as of March 31, 2025 respectively.
(3) Class B and Class C notes were traded at 99% at close of the WISE CLO 2025-2 LTD..

The table below presents the components of interest expense for the following period:

For the Three Months Ended March 31,
($ in thousands)	2025
Interest expense	$12,907
Amortization of debt issuance costs	142
Total Interest Expense	$13,049

Average interest rate(1)	5.9%
Average daily outstanding borrowings	$873,227

(1) Averages are calculated based on annualized amounts.